                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                               THE MAINSTAY FUNDS

                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                                                    ------------

(2)  Aggregate number of securities to which transaction applies:
                                                                 ---------------

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                               -----------------

(4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------

(5)  Total fee paid:
     [_]  Fee paid previously with preliminary materials.
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid
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          (3)  Filing Party:
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          (4)  Date Filed:
                         ------------------------

                 [New York Life Investment Management LLC logo]

                         MAINSTAY BLUE CHIP GROWTH FUND
                                51 Madison Avenue
                            New York, New York 10010

Dear Shareholder,

In May you received information regarding a Special Meeting of Shareholders of the MainStay Blue Chip Growth Fund (the "Fund"). At the Special Meeting, shareholders of the Fund will vote on a proposed reorganization of the Fund into the MainStay Large Cap Growth Fund. The details of this proposal can be found in the proxy statement mailed to you on or about April 29th. Approval of this proposal requires a vote in favor by a majority of the outstanding shares as of the record date. Although the Fund anticipates overwhelming support from shareholders, a sufficient number of shares have not yet been voted by shareholders to reach the requisite necessary to hold a meeting. We anticipate, therefore, that the Special Meeting will be adjourned until June 27, 2005, to give shareholders additional time to vote.

The Fund has engaged InvestorConnect, a division of The Altman Group, Inc. to assist the Fund in soliciting and tabulating votes for the Special Meeting. If you have not already voted, you may be contacted by Investor Connect regarding your vote. The Fund will not incur any expense relating to the engagement of InvestorConnect. New York Life Investment Management LLC, the Fund's manager, has agreed to pay Investor Connect's $7,000 fee plus any related expenses.

If you have already submitted a proxy to register your vote, thank you. If you have not yet submitted a proxy, please help your Fund to hold this Special Meeting by taking a moment now to cast your vote on the enclosed proxy card. Should you need any additional information on this proposal or to vote over the phone, please do not hesitate to call us toll-free at 1-800-317-7956. Representatives are available Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time. The following voting options have been set up for your convenience.


     1. Vote by Telephone. You may cast your vote by telephone by calling toll-free 1-800-317-7956 Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time.

     2. Vote by Fax. You may fax your signed and completed ballot to 1-800-717-8706.

     3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the above options (phone or fax) to insure that your response is received in time for the adjourned Special Meeting on June 15th.

Help us hold this Special Meeting of Shareholders on June 27 by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,

Christopher Blunt
President
The MainStay Funds

                                                                             REG

                 [New York Life Investment Management LLC logo]

                         MAINSTAY BLUE CHIP GROWTH FUND
                                51 Madison Avenue
                            New York, New York 10010

Dear Shareholder,

In May you received information regarding a Special Meeting of Shareholders of the MainStay Blue Chip Growth Fund (the "Fund"). At the Special Meeting, shareholders of the Fund will vote on a proposed reorganization of the Fund into the MainStay Large Cap Growth Fund. The details of this proposal can be found in the proxy statement mailed to you on or about April 29th. Approval of this proposal requires a vote in favor by a majority of the outstanding shares as of the record date. Although the Fund anticipates overwhelming support from shareholders, a sufficient number of shares have not yet been voted by shareholders to reach the requisite necessary to hold a meeting. We anticipate, therefore, that the Special Meeting will be adjourned until June 27, 2005, to give shareholders additional time to vote.

The Fund has engaged InvestorConnect, a division of The Altman Group, Inc. to assist the Fund in soliciting and tabulating votes for the Special Meeting. The Fund will not incur any expense relating to the engagement of InvestorConnect. New York Life Investment Management LLC, the Fund's manager, has agreed to pay Investor Connect's $7,000 fee plus any related expenses.

If you have already submitted a proxy to register your vote, thank you. If you have not yet submitted a proxy, please help your Fund to hold this Special Meeting by taking a moment now to cast your vote on the enclosed proxy card. Should you need any additional information on this proposal, please do not hesitate to call us toll-free at 1-800-317-7956. Representatives are available Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time. The following voting options have been set up for your convenience.


     1. Vote by Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

     2. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If convenient for you, please utilize vote by Internet to insure that your response is received in time for the adjourned Special Meeting on June 27.

Help us hold this Special Meeting of Shareholders on June 27 by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,

Christopher Blunt
President
The MainStay Funds

                                                                             OBO

                 [New York Life Investment Management LLC logo]

                         MAINSTAY BLUE CHIP GROWTH FUND
                                51 Madison Avenue
                            New York, New York 10010

Dear Shareholder,

In May you received information regarding a Special Meeting of Shareholders of the MainStay Blue Chip Growth Fund (the "Fund"). At the Special Meeting, shareholders of the Fund will vote on a proposed reorganization of the Fund into the MainStay Large Cap Growth Fund. The details of this proposal can be found in the proxy statement mailed to you on or about April 29th. Approval of this proposal requires a vote in favor by a majority of the outstanding shares as of the record date. Although the Fund anticipates overwhelming support from shareholders, a sufficient number of shares have not yet been voted by shareholders to reach the requisite necessary to hold a meeting. We anticipate, therefore, that the Special Meeting will be adjourned until June 27, 2005, to give shareholders additional time to vote.

The Fund has engaged InvestorConnect, a division of The Altman Group, Inc. to assist the Fund in soliciting and tabulating votes for the Special Meeting. If you have not already voted, you may be contacted by Investor Connect regarding your vote. The Fund will not incur any expense relating to the engagement of InvestorConnect. New York Life Investment Management LLC, the Fund's manager, has agreed to pay Investor Connect's $7,000 fee plus any related expenses.

If you have already submitted a proxy to register your vote, thank you. If you have not yet submitted a proxy, please help your Fund to hold this Special Meeting by taking a moment now to cast your vote on the enclosed proxy card. Should you need any additional information on this proposal or to vote over the phone, please do not hesitate to call us toll-free at 1-800-317-7956. Representatives are available Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time. The following voting options have been set up for your convenience.

     1. Vote by Telephone. You may cast your vote by telephone by calling toll-free 1-800-317-7956 Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time.

     2. Vote by Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

     3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the above options (phone or internet) to insure that your response is received in time for the adjourned Special Meeting on June 27.

Help us hold this Special Meeting of Shareholders on June 27 by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,

Christopher Blunt
President
The MainStay Funds

                                                                            NOBO